Leases	3 Months Ended
Nov. 30, 2013
Leases [Abstract]
Leases

NOTE 7 - LEASES

The Company leases office space in two locations in Louisiana and warehouse space in Arizona. Two of these leases are on a month to month basis and the remaining office location on a 5-year lease. Rent expense for the three months ended November 30, 2013 and 2012 were $23,200 and nil, respectively. Since our leases are month to month, we do not have any future minimum lease payments due.